UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2005
                                                           -------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-31565                  06-1377322
------------------------------  -------------------------  ---------------------
(State or other jurisdiction     Commission File Number       (I.R.S. Employer
    of incorporation or                                     Identification No.)
      organization)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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                           CURRENT REPORT ON FORM 8-K
                           --------------------------




ITEM 2.02         Results of Operations and Financial Condition
                  ---------------------------------------------

                  On July 20, 2005, New York Community Bancorp, Inc. (the "Company") issued a press release reporting its earnings for the three and six months ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this report.

ITEM 7.01         Regulation FD Disclosure
                  ------------------------

                  On July 20, 2005, the Company announced that its Board of Directors declared a $0.25 per share dividend, payable on August 16, 2005 to shareholders of record at August 1, 2005. The announcement was included as part of the earnings release issued by the Company on July 20th and is incorporated into this Item 7.01 by reference to Exhibit 99.1 (but only with respect to the information contained in Exhibit 99.1 regarding the announcement of the dividend declaration, and not with respect to any information furnished under Item 2.02 of this Form 8-K.)

ITEM 9.01         Financial Statements and Exhibits
                  ---------------------------------

      (c) Attached as Exhibit 99.1 is a press release issued by the Company on July 20, 2005 announcing its earnings for the three and six months ended June 30, 2005 and the declaration of a quarterly cash dividend.




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                                    SIGNATURE
                                    ---------



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 20, 2005                       NEW YORK COMMUNITY BANCORP, INC.
---------------------------
        Date
                                    /s/ Joseph R. Ficalora
                                    --------------------------------------------
                                    Joseph R. Ficalora
                                    President and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------



99.1     Press release issued on July 20, 2005.